UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2018

BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrants As Specified in its Charter)

Boston Properties, Inc.	Delaware	1‑13087	04‑2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0‑50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617) 236-3300
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Boston Properties, Inc.:

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Boston Properties Limited Partnership:

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, held its 2018 annual meeting of stockholders (the “2018 Annual Meeting”) on May 23, 2018. At the 2018 Annual Meeting, the stockholders of the Company were asked to (1) elect Kelly A. Ayotte, Bruce W. Duncan, Karen E. Dykstra, Carol B. Einiger, Dr. Jacob A. Frenkel, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Owen D. Thomas, Martin Turchin and David A. Twardock to the Company’s Board of Directors, (2) cast a non-binding, advisory vote on named executive officer compensation, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, and (3) ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
At the 2018 Annual Meeting, the stockholders elected all eleven director nominees, approved the advisory resolution on the compensation of the Company’s named executive officers and ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
The following is a statement of the number of votes cast for or against each matter or director nominee, as applicable. In addition, the following also sets forth the number of abstentions and broker non-votes with respect to each matter or director nominee, as applicable.
Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Kelly A. Ayotte	140,596,651	385,948	129,244	2,613,974
Bruce W. Duncan	137,654,778	3,419,654	37,411	2,613,974
Karen E. Dykstra	140,673,339	401,825	36,679	2,613,974
Carol B. Einiger	135,486,622	5,572,299	52,922	2,613,974
Dr. Jacob A. Frenkel	137,927,110	3,147,082	37,651	2,613,974
Joel I. Klein	138,085,763	2,988,284	37,796	2,613,974
Douglas T. Linde	139,075,823	1,998,782	37,239	2,613,974
Matthew J. Lustig	140,385,247	659,551	67,046	2,613,974
Owen D. Thomas	140,443,010	631,247	37,587	2,613,974
Martin Turchin	134,487,956	6,568,535	55,353	2,613,974
David A. Twardock	133,758,032	7,299,503	54,308	2,613,974

Proposal 2 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
127,970,065	12,928,293	213,485	2,613,974

Proposal 3 - Ratification of Appointment of PWC

For	Against	Abstain	Broker Non-Votes
141,621,442	2,056,475	47,900	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: Boston Properties, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
and Treasurer

Date: May 29, 2018